UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported: August 16, 2004)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)
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
                   DELAWARE                                1-11871                           11-3312952
    -------------------------------------       ------------------------------   ----------------------------------
               (State or other                           (Commission                      (I.R.S. Employer
                 jurisdiction                            File Number)                    Identification No.)
              of incorporation)
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150 East 58th Street, Suite 3238                              10155
New York, New York
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 August 16, 2004


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1     Press Release dated August 16, 2004.


ITEM 9.  REGULATION FD DISCLOSURE

         On  August  16,  2004,  Commodore  Applied   Technologies,   Inc.  (the
"Company") issued a press release announcing its 2004 2nd quarter earnings. A copy of the press release is furnished as Exhibit 99.1.

         The information contained in this report is being furnished pursuant to
Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  August 16, 2004                     By:      /s/ James M. DeAngelis
                                                    -------------------------
                                                    James M. DeAngelis
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.
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            99.1          Press Release dated August 16, 2004 issued by
                          Commodore Applied Technologies, Inc.